[UBS GLOBAL ASSET MANAGEMENT LOGO]

    The UBS Funds

    UBS Global Equity Fund
     Prospectus
     September 30, 2002

      This prospectus offers Class A, Class B, Class C and Class Y shares of the Fund. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your Fund shares. Class Y shares are available only to certain types of investors.

      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
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Contents

                                                    PAGE
                                                    ----

THE FUND
WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUND
     Investment Objective, Strategies, Securities
     Selection and Risks..........................  2
     Performance..................................  4
     Expenses and Fee Tables......................  6

YOUR INVESTMENT
INFORMATION FOR MANAGING YOUR FUND ACCOUNT
     Managing Your Fund Account...................  8
     --Flexible Pricing
     --Buying Shares
     --Selling Shares
     --Exchanging Shares
     --Pricing and Valuation

ADDITIONAL INFORMATION
ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUND
     Management...................................  17
     Dividends and Taxes..........................  18
     Supplemental Investment Advisor Performance
     Information..................................  19
     Financial Highlights.........................  22
     Where to learn more about the Fund...........  Back Cover

           THE FUND IS NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.

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UBS Global Asset Management                                                    1
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Investment Objective, Strategies, Securities Selection and Risks

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include dividend-paying securities, common stock and preferred stock of U.S. and foreign issuers. The Fund may invest in companies of any size. The Fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

SECURITIES SELECTION

In the global universe, the Advisor uses a disciplined intrinsic or fundamental value approach that seeks to take advantage of anomalies in markets often created by human over-reactions to both good and bad news. The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments.

For each security under analysis, a fundamental value is estimated based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers. This fundamental value estimate is a function of the present value of the estimated future cash flows. The resulting fundamental value estimate is then compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

- MARKET RISK--The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

- SMALL AND MEDIUM COMPANY RISK--The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time

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  or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

- FOREIGN INVESTING AND EMERGING MARKET RISK--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. Dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

- DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments.

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Performance

RISK/RETURN BAR CHART AND TABLE

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for the Class Y and Class A shares of the Fund. Performance information for Class B and Class C shares is not included because Class B and Class C shares have not completed one full year of operations.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of the Class Y shares and Class A shares, before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

TOTAL RETURN OF CLASS Y SHARES (1995 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATION)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR     TOTAL
                  RETURN
1995                 21.93%
1996                 17.26%
1997                 10.72%
1998                 14.03%
1999                 12.87%
2000                 -0.08%
2001                 -9.03%

Total Return January 1 to June 30, 2002: -5.11%
Best quarter during calendar years shown: 4th Quarter 1998: 14.25% Worst quarter during calendar years shown: 3rd Quarter 2001: -11.14%

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AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2001

CLASS Y SHARES
(INCEPTION DATE: 1/31/94)                1 YEAR      5 YEAR  LIFE OF CLASS
-----------------------------------  --------------  ------  -------------
Return Before Taxes................           -9.03%  5.31%         7.48%
Return After Taxes on
  Distributions....................          -10.49%  3.25%         5.38%
Return After Taxes on Distributions
  and Sale of Fund Shares..........           -5.51%  3.83%         5.50%
MSCI World Equity (Free) Index*
  (1)..............................          -16.63%  5.55%         7.64%

CLASS A SHARES**
(INCEPTION DATE: 6/30/97)
-----------------------------------
Return Before Taxes................          -14.50%   N/A          1.51%
MSCI World Equity (Free) Index*
  (1)..............................          -16.63%   N/A          2.83%

  *  Does not reflect the deduction of fees, expenses or taxes.
 ** The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%.
(1) The MSCI World Equity (Free) Index is a broad-based index that represents the U.S. and developed non-U.S. equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

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Expenses and Fee Tables

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A   CLASS B   CLASS C   CLASS Y
                                                              --------  --------  --------  --------
Maximum Sales Charge (Load)
  (as a % of offering price)................................   5.50%     5.00%     2.00%      None
Maximum Front-End Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................   5.50%      None     1.00%      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None     5.00%     1.00%      None
Exchange Fee................................................    None      None      None      None
Redemption Fee (as a percentage of amount redeemed within 90
  days of purchase, if applicable)*.........................   1.00%      None      None     1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)**

                                                               CLASS A     CLASS B     CLASS C     CLASS Y
                                                              ----------  ----------  ----------  ----------
Management Fees.............................................      0.80%       0.80%       0.80%       0.80%
Distribution and/or Service (12b-1) Fees....................      0.25%       1.00%       1.00%        None
Other Expenses***...........................................      0.50%       0.53%       0.51%       0.47%
                                                               --------    --------    --------    --------
Total Annual Fund Operating Expenses........................      1.55%       2.33%       2.31%       1.27%
                                                               ========    ========    ========    ========
Management Fee Waiver/Expense Reimbursements................      0.30%       0.33%       0.31%       0.27%
Net Expenses****............................................      1.25%       2.00%       2.00%       1.00%
                                                               ========    ========    ========    ========

  * Please see the section entitled "Selling Shares" for additional information concerning the applicability of the redemption fee.
 ** The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2002. Class B and Class C expense ratios are annualized.
***  Includes an administrative fee of 0.075% paid by the Fund to UBS Global AM.

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**** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2003, otherwise would exceed the "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. Prior to July 1, 2002, the Fund was subject to permanent expense caps for its classes of shares at identical rates.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
Class A.....................................................     $670      $985      $1,321      $2,270
Class B (assuming sale of all shares at end of period)......      703       996       1,415       2,266
Class B (assuming no sale of shares)........................      203       696       1,215       2,266
Class C (assuming sale of all shares at end of period)......      401       785       1,295       2,696
Class C (assuming no sale of shares)........................      301       785       1,295       2,696
Class Y.....................................................      102       376         671       1,510

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UBS Global Asset Management                                                    7
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Managing Your Fund Account

FLEXIBLE PRICING

The Fund offers four classes of shares--Class A, Class B, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund. Class Y shares are only available to certain types of investors.

The Fund has adopted separate plans pertaining to the Class A, Class B and Class C shares of the Fund under Rule 12b-1 that allow the Fund to pay service and (for Class B and Class C shares) distribution fees for the sale of the Fund's shares and services provided to shareholders. Because the 12b-1 fees for Class B and Class C shares are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales Charge Waivers for Class A, Class B and Class C Shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales Charge Reductions for Class A Shares" below.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the Fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for the Fund are described in the following table:

CLASS A SALES CHARGES

                                      SALES CHARGE AS A
                                        PERCENTAGE OF:     REALLOWANCE TO
                                     --------------------  SELECTED DEALERS
                                     OFFERING  NET AMOUNT  AS PERCENTAGE OF
AMOUNT OF INVESTMENT                 PRICE     INVESTED    OFFERING PRICE
--------------------                 --------  ----------  ----------------
Less than $50,000..................    5.50%       5.82%            5.00%
$50,000 to $99,999.................    4.50        4.71             4.00
$100,000 to $249,999...............    3.50        6.63             3.00
$250,000 to $499,999...............    2.50        2.56             2.00
$500,000 to $999,999...............    2.00        2.04             1.75
$1,000,000 and over (1)............    None        None       Up to 1.00(2)

(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the Fund's Automatic Cash Withdrawal Plan are not subject to this charge.
(2) UBS Global AM pays 1.00% to the dealer for sales of greater than $1 million but less than $3 million, 0.75% for sales of at least $3 million but less than $5 million, 0.50% for sales of at least $5 million but less than $50 million, and 0.25% for sales of $50 million or more.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase price in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

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Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. For Class B shares purchased on or after the date of this prospectus, we calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                    PERCENTAGE (BASED ON AMOUNT OF
                                 INVESTMENT) BY WHICH THE SHARES' NET
                                      ASSET VALUE IS MULTIPLIED:
                                --------------------------------------
                                LESS      $100,000  $250,000  $500,000
IF YOU SELL                     THAN      TO        TO        TO
SHARES WITHIN:                  $100,000  $249,999  $499,999  $999,999
--------------                  --------  --------  --------  --------
1st year since purchase.......       5%        3%        3%        2%
2nd year since purchase.......       4%        2%        2%        1%
3rd year since purchase.......       3%        2%        1%     None
4th year since purchase.......       2%        1%     None      None
5th year since purchase.......       2%     None      None      None
6th year since purchase.......       1%     None      None      None
7th year since purchase.......    None      None      None      None

IF YOU ARE ELIGIBLE FOR A COMPLETE WAIVER OF THE SALES CHARGE ON CLASS A SHARES BECAUSE YOU ARE INVESTING $1 MILLION OR MORE, YOU SHOULD PURCHASE CLASS A SHARES, WHICH HAVE LOWER ONGOING EXPENSES.

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000, and after the end of the second year if you purchase $500,000 or more but less than $1 million. TO QUALIFY FOR THE LOWER DEFERRED SALES CHARGE AND SHORTER CONVERSION SCHEDULE, YOU MUST MAKE THE INDICATED INVESTMENT AS A SINGLE PURCHASE.

Regardless of the amount of the investment, Class B shares of Family Funds ("Family Funds" include other UBS Funds, UBS PACE Select funds and other funds for which UBS Global AM or any of its affiliates serves as principal underwriter) purchased or acquired prior to November 5, 2001 and exchanged or converted (including conversions as part of a reorganization) for shares of the Fund after November 5, 2001 (collectively, "Prior Class B Shares") are subject to a deferred sales charge at the time of redemption at the following percentages: (i) 5%, if shares are sold within the first year since purchase;
(ii) 4%, if shares are sold within the second year since purchase; (iii) 3%, if shares are sold within the third year since purchase; (iv) 2%, if shares are sold within the fourth or fifth year since purchase; and (v) 1%, if shares are sold within the sixth year of purchase. Prior Class B Shares held longer than six years are not subject to a deferred sales charge and automatically convert to Class A shares, which have lower ongoing expenses.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

- First, Class B shares representing reinvested dividends, and

- Second, Class B shares that you have owned the longest.

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CLASS C SHARES

Class C shares have a front-end sales charge that is included in the offering price of the Class C shares, as described in the following table. This sales charge is paid at the time of the purchase and is not invested in the Fund.

   SALES CHARGE AS A PERCENTAGE OF
 ------------------------------------  REALLOWANCE TO SELECTED DEALERS
 OFFERING PRICE   NET AMOUNT INVESTED  AS PERCENTAGE OF OFFERING PRICE
 --------------   -------------------  -------------------------------
       1.00%              1.01%                      1.00%

Class C shares pay an annual 12b-1 distribution fee 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00%, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

CLASS A FRONT-END SALES CHARGE WAIVERS. Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1. Redemptions from any registered mutual fund for which UBS Global AM or any of its affiliates serves as principal underwriter if you:

    - Originally paid a front-end sales charge on the shares; and

    - Reinvest the money within 60 days of the redemption date.

The Fund's front-end sales charge will also not apply to Class A purchases by or through:

 2. Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees of any investment company for which UBS Global AM or any of its affiliates serves as principal underwriter.

 3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

 4. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

 5. Broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

 6. Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as

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   allowed by the internal policies of their employer.

 7. Insurance company separate accounts.

 8. Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

 9. Reinvestment of capital gains distributions and dividends.

10. College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC") whose sponsors or administrators have entered into an agreement with UBS Global AM or any of its affiliates to perform advisory or administrative services.

11. A UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and

    - you were the Financial Advisor's client at the competing brokerage firm;

    - within 90 days of buying shares in the Fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

    - you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

CLASS C FRONT-END SALES CHARGE WAIVERS. Front-end sales charges will be waived if you buy Class C shares through a UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and

- you were the Financial Advisor's client at the competing brokerage firm;

- within 90 days of buying shares in the Fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

CLASS A, CLASS B AND CLASS C SHARES CONTINGENT DEFERRED SALES CHARGE WAIVERS. The contingent deferred sales charge will be waived for:

- Redemptions of Class A shares by former holders of Class N shares;

- Exchanges between funds for which UBS Global AM or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

- Redemptions following the death or disability of the shareholder or beneficial owner;

- Tax-free returns of excess contributions from employee benefit plans;

- Distributions from employee benefit plans, including those due to plan termination or plan transfer;

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- Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

    - are limited annually to no more than 12% of the original account value;

    - are made in equal monthly amounts, not to exceed 1% per month; and

    - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

- Redemptions of shares purchased through retirement plans.

SALES CHARGE REDUCTIONS FOR CLASS A SHARES (RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNT)

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase with certain other Class A shares of Family Funds already owned. To determine if you qualify for a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the cumulative quantity discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS Global AM with sufficient information to verify that the purchase qualifies for the privilege or discount.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to UBS Global AM or the Fund. For more information, you should contact your investment professional or call 1-800-647-1568. If you want information on the Fund's Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. The following are eligible to purchase Class Y shares:

- Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

- Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

- Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

- Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

- Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio, where the client is charged an advisory fee by the institution;

--------------------------------------------------------------------------------
12                                                   UBS Global Asset Management

UBS Global Equity Fund
------------------------------------------------------------------------

- Shareholders who owned Class Y shares of the Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of the Fund through the program;

- College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds; and

- Other investors as approved by the Fund's Board of Trustees.

Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

- Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM);

- Buying shares through the transfer agent as described below; or

- Opening an account by exchanging shares from another Family Fund.

The Fund and UBS Global AM reserve the right to reject a purchase order or suspend the offering of shares.

THROUGH FINANCIAL INSTITUTIONS/PROFESSIONALS

As mentioned above, the Fund has entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Fund. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Fund.

The Advisor or its affiliates, may, from their own resources, compensate Service Providers for services performed with respect to the Fund's Class Y shares. These services may include marketing, shareholder servicing, recordkeeping and/or other services. When these service arrangements are in effect, they are generally made available to all qualified Service Providers.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   13

UBS Global Equity Fund
------------------------------------------------------------------------

MINIMUM INVESTMENTS

Class A, Class B and Class C shares:

To open an account................................  $    1,000
To add to an account..............................  $      100

Class Y shares:

To open an account................................  $10,000,000
To add to an account..............................  $    2,500

The Fund may waive or reduce these amounts for:

- Employees of UBS Global AM or its affiliates; or

- Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan.

In addition, the Fund will waive the minimum investment amounts for Class Y shares for:

- Shareholders who owned Class I shares of the Fund prior to their redesignation as Class Y shares;

- Retirement plans with 5,000 or more eligible employees in the plan or $100 million in plan assets; or

- Retirement plans offered through a common platform that have an aggregate $100 million in plan assets.

MARKET TIMERS. The interests of the Fund's long-term shareholders and the Fund's ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When UBS Global AM believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, UBS Global AM and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM believes to be a market timer.

SELLING SHARES

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment.

If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Fund's transfer agent, you may sell them as explained below.

If you sell Class A shares and then repurchase Class A shares of the Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

The Fund reserves the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the amount you are redeeming is large enough to affect the Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's

--------------------------------------------------------------------------------
14                                                   UBS Global Asset Management

UBS Global Equity Fund
------------------------------------------------------------------------

assets). In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

REDEMPTION FEE

If you sell or exchange Class A shares or sell Class Y shares of the Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable Fund, not to the Advisor or UBS Global AM. The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to Class A or Class Y shares of the Fund that:

- are held through certain omnibus accounts, including retirement plans qualified under Section 401(k) of the IRC or plans administered as college savings programs under Section 529 of the IRC;

- are sold or exchanged under automatic withdrawal plans;

- are held through certain managed account programs with automatic asset allocation rebalancing features; or

- are sold due to death or disability of the shareholder.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of the Fund for shares of the same class of most other Family Funds (except that you may not exchange shares into the GAM Money Market Account and Class B shares of the Fund are not exchangeable with Class B shares of any of the GAM funds). You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. You may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the Fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other Fund.

You may exchange shares of one Fund for shares of another Family Fund only after the first purchase has settled and the first Family Fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Fund's transfer agent, you may exchange your shares as explained below.

The Fund may modify or terminate the exchange privilege at any time.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   15

UBS Global Equity Fund
------------------------------------------------------------------------

TRANSFER AGENT

If you wish to invest in any of the Family Funds through the Fund's transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Fund's transfer agent. Your letter must include:

- Your name and address;

- Your account number;

- The name of the Fund whose shares you are selling, and if exchanging shares, the name of the Family Fund whose shares you want to buy;

- The dollar amount or number of shares you want to sell and/or exchange; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

    PFPC Inc.
    Attention: UBS Mutual Funds
    P. O. Box 8950
    Wilmington, DE 19899

You do not have to complete an application when you make additional investments in the same Fund.

PRICING AND VALUATION

The price at which you may buy, sell or exchange Fund shares is based on net asset value per share. The Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday.

Your price for buying, selling or exchanging shares of the Fund will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the Fund receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

The Fund calculates its net asset value based on the current market value of its portfolio securities. The Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Fund's Board of Trustees. The Fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgement plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

--------------------------------------------------------------------------------
16                                                   UBS Global Asset Management

UBS Global Equity Fund
------------------------------------------------------------------------

Management

INVESTMENT ADVISOR

UBS Global Asset Management (Americas) Inc. (the "Advisor"), a Delaware corporation located at One North Wacker Drive Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of June 30, 2002, the Advisor had approximately $37 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS"), which had approximately $411 billion in assets under management as of June 30, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

PORTFOLIO MANAGEMENT

Investment decisions for the Fund are made by an investment management team at the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADVISORY FEES

The investment advisory fee (expressed as a percentage of average net assets) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by the Fund is 0.80%.

Prior to July 1, 2002, the Fund was subject to an irrevocable fee waiver and expense reimbursement agreement. At a meeting held on June 28, 2002, the shareholders of the Fund approved the proposal to eliminate the irrevocable fee waiver and expense reimbursement arrangement that had been in place for the Fund. In accordance with such proposal, the irrevocable fee waiver and expense reimbursement arrangement has been replaced by a one-year contractual fee waiver and/or expense reimbursement agreement in which the Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that total operating expenses (excluding 12b-1 fees) of the Fund do not exceed 1.00%. The contractual fee waiver and/or expense reimbursement arrangement will remain in place for the Fund's fiscal year ending June 30, 2003. Thereafter, the expense limit for the Fund will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund.

ADMINISTRATOR

UBS Global Asset Management (US) Inc. ("UBS Global AM"), located at 51 West 52nd Street, New York, NY 10019-6114, is the administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS. The Fund pays UBS Global AM at the annual contract rate of 0.075% of its average daily net assets for administrative services.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   17

UBS Global Equity Fund
------------------------------------------------------------------------

Dividends and Taxes

DIVIDENDS AND DISTRIBUTIONS

Income dividends are normally declared, and paid, by the Fund annually. Capital gains, if any, are distributed in December. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Classes with higher expenses are expected to have lower income dividends. For example, Class B and Class C shares are expected to have the lowest dividends of the Fund's shares, while Class Y shares are expected to have the highest.

You will receive income dividends and capital gain distributions in additional shares of the same class of the Fund unless you notify your investment professional in writing that you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

If you invest in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAXES

In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:

- provide your correct social security or taxpayer identification number,

- certify that this number is correct,

- certify that you are not subject to backup withholding, and

- certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so.

When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes the Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

--------------------------------------------------------------------------------
18                                                   UBS Global Asset Management

The UBS Funds
------------------------------------------------------------------------

Supplemental Investment Advisor Performance Information

Because the Advisor has managed other advisory accounts for many years in a substantially similar manner to the way in which the Advisor manages the Fund, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The table below provides performance information for composites of other advisory accounts ("Account Composite Performance") managed by the Advisor in a substantially similar manner to the way in which the Advisor manages the Fund's assets. The Account Composite Performance was obtained from the records maintained by the Advisor, and is adjusted to reflect the Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable. The following presentation also shows the Account Composite Performance adjusted to reflect the Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 5.50%. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is provided as well for each composite.

Please note that the Account Composite Performance is not the Fund's own historical performance. The Account Composite Performance should not be considered a substitute for the Fund's performance, and the Account Composite Performance is not necessarily an indication of the Fund's future performance. The accounts included in the Account Composite Performance were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   19

The UBS Funds
------------------------------------------------------------------------

Supplemental Performance Information for the Advisor of UBS Global Equity Fund

COMPOSITE PERFORMANCE: GLOBAL EQUITY COMPOSITE+
JANUARY 1, 1999 THROUGH JULY 31, 2002

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           NET            NET         GROSS       BENCHMARK
YEAR  RETURN (%)(1)  RETURN (%)(2)  RETURN (%)  RETURN (%)(3)
1999          6.40%         12.59%      13.99%         25.12%
2000         -5.81%          0.33%      -0.33%        -13.08%
2001        -10.62%         -5.42%      -5.42%        -16.63%
2002        -19.32%        -14.62%     -13.98%        -16.38%

COMPOSITE PERFORMANCE: GLOBAL EQUITY COMPOSITE+
FOR PERIODS ENDED JULY 31, 2002

YEAR                            NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
----                            -----------------  -----------------  ----------------  -----------------------
1 year........................           -19.56%            -14.88%            -13.80%               -21.12%
Since inception...............            -4.24%             -2.71%             -1.49%                -7.43%

--------------------------------------------------------------------------------
20                                                   UBS Global Asset Management

The UBS Funds
------------------------------------------------------------------------

COMPOSITE PERFORMANCE: GLOBAL EQUITY COMPOSITE
JANUARY 1, 1999 THROUGH DECEMBER 31, 2001

YEAR                            NET RETURN (%)(1)  NET RETURN (%)(2)  GROSS RETURN (%)  BENCHMARK RETURN (%)(3)
----                            -----------------  -----------------  ----------------  -----------------------
1999..........................             6.40%             12.59%            13.99%                 25.12%
2000..........................            -5.81%             -0.33%             0.92%                -13.08%
2001..........................           -10.62%             -5.42%            -4.23%                -16.63%

(1) Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.
(2) Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.
(3)  The benchmark is the MSCI World Equity (Free) Index. MSCI World Equity
     (Free) Index is a broad-based securities index that represents the U.S. and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States.
  + Although the Advisor has managed this asset class since 1982, performance information is not shown for the period prior to December 31, 1998 because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   21

UBS Global Equity Fund
------------------------------------------------------------------------

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. The tables show information for the Fund's Class Y shares (formerly Class I shares), Class A shares (formerly Class N shares), Class B shares and Class C shares. Certain information reflects financial results for a single Fund share. In the tables, "total return" represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been derived from the Fund's financial statements.

The selected financial information in the following tables has been audited by the Fund's independent auditors, Ernst & Young, whose unqualified report thereon (the "Report") appears in the Fund's Annual Report to Shareholders dated
June 30, 2002 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Fund's financial statements for the fiscal year ended June 30, 2002 and the Report are incorporated by reference into the SAI.

--------------------------------------------------------------------------------
22                                                   UBS Global Asset Management

UBS Global Equity Fund
------------------------------------------------------------------------

UBS Global Equity Fund -- Financial Highlights

                                           CLASS A (FORMERLY CLASS N)
                                              YEAR ENDED JUNE 30,
                              ----------------------------------------------------
                               2002        2001        2000       1999       1998
                              -------     -------     ------     ------     ------
Net asset value,
  beginning of period....     $ 10.61     $ 12.44     $13.40     $12.53     $12.76
                              -------     -------     ------     ------     ------
Income (loss) from
  investment operations:
  Net investment
    income...............        0.04*       0.07       0.04*      0.10*      0.13
  Net realized and
    unrealized gain
    (loss)...............       (0.88)      (0.56)      0.27       1.09       0.82
                              -------     -------     ------     ------     ------
    Total income (loss)
      from investment
      operations.........       (0.84)      (0.49)      0.31       1.19       0.95
                              -------     -------     ------     ------     ------
Less distributions:
  Distributions from net
    investment income....       (0.06)      (0.02)     (0.06)     (0.14)     (0.13)
  Distributions from net
    realized gains.......       (0.34)      (1.32)     (1.21)     (0.18)     (1.05)
                              -------     -------     ------     ------     ------
    Total
      distributions......       (0.40)      (1.34)     (1.27)     (0.32)     (1.18)
                              -------     -------     ------     ------     ------
Net asset value, end of
  period.................     $  9.37     $ 10.61     $12.44     $13.40     $12.53
                              =======     =======     ======     ======     ======
Total return+............     (8.05)%     (4.45)%      2.49%      9.80%      8.60%
                              =======     =======     ======     ======     ======
Ratios/Supplemental data:
Net assets, end of period
  (in 000s)..............     $15,173     $   302     $  224     $  220     $    1
Ratio of expenses to
  average net assets:
  Before expense
    reimbursement and
    earnings credits.....       1.47%       1.37%      1.33%      1.30%      1.27%
  After expense
    reimbursement and
    earnings credits.....       1.25%       1.25%      1.25%      1.25%      1.25%
Ratio of net investment
  income to average net
  assets:
  Before expense
    reimbursement and
    earnings credits.....       0.17%       0.65%      0.23%      0.80%      1.04%
  After expense
    reimbursement and
    earnings credits.....       0.39%       0.77%      0.31%      0.85%      1.06%
Portfolio turnover
  rate...................        117%         81%       111%        86%        46%

  * The net investment income per share data was determined by using average shares outstanding throughout the period.
  +  The returns do not include sales charges.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   23

UBS Global Equity Fund
------------------------------------------------------------------------

UBS Global Equity Fund -- Financial Highlights

                                                           CLASS B
                                                       ---------------
                                                           FOR THE
                                                        PERIOD ENDED
                                                       JUNE 30, 2002*
                                                       ---------------
Net asset value, beginning of period..............        $  10.17
                                                          --------
Income (loss) from investment operations:
  Net investment income...........................            0.05**
  Net realized and unrealized loss................           (0.48)
                                                          --------
    Total loss from investment operations.........           (0.43)
                                                          --------
Less distributions:
  Distributions from net investment income........           (0.06)
  Distributions from net realized gains...........           (0.34)
                                                          --------
    Total distributions...........................           (0.40)
                                                          --------
Net asset value, end of period....................        $   9.34
                                                          ========
Total return......................................         (4.38)%++
                                                          ========
Ratios/Supplemental data:
Net assets, end of period (in 000s)...............        $    418
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................           2.25%***
  After expense reimbursement and earnings
    credits.......................................           2.00%***
Ratio of net investment income to average net
  assets:
  Before expense reimbursement and earnings
    credits.......................................           0.72%***
  After expense reimbursement and earnings
    credits.......................................           0.97%***
Portfolio turnover rate...........................            117%

  * For the period December 11, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The return does not include sales charges and is non-annualized.

--------------------------------------------------------------------------------
24                                                   UBS Global Asset Management

UBS Global Equity Fund
------------------------------------------------------------------------

UBS Global Equity Fund -- Financial Highlights

                                                           CLASS C
                                                       ---------------
                                                           FOR THE
                                                        PERIOD ENDED
                                                       JUNE 30, 2002*
                                                       ---------------
Net asset value, beginning of period..............        $  10.18
                                                          --------
Income (loss) from investment operations:
  Net investment income...........................            0.04**
  Net realized and unrealized loss................           (0.49)
                                                          --------
    Total loss from investment operations.........           (0.45)
                                                          --------
Less distributions:
  Distributions from net investment income........           (0.06)
  Distributions from net realized gains...........           (0.34)
                                                          --------
    Total distributions...........................           (0.40)
                                                          --------
Net asset value, end of period....................        $   9.33
                                                          ========
Total return......................................         (4.57)%++
                                                          ========
Ratios/Supplemental data:
Net assets, end of period (in 000s)...............        $    351
Ratio of expenses to average net assets:
  Before expense reimbursement and earnings
    credits.......................................           2.23%***
  After expense reimbursement and earnings
    credits.......................................           2.00%***
Ratio of net investment income to average net
  assets:
  Before expense reimbursement and earnings
    credits.......................................           0.55%***
  After expense reimbursement and earnings
    credits.......................................           0.78%***
Portfolio turnover rate...........................            117%

  * For the period November 27, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
 ++  The return does not include sales charges and is non-annualized.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   25

UBS Global Equity Fund
------------------------------------------------------------------------

UBS Global Equity Fund -- Financial Highlights

                                                 CLASS Y (FORMERLY CLASS I)
                                                     YEAR ENDED JUNE 30,
                              -----------------------------------------------------------------
                                2002          2001          2000          1999          1998
                              ---------     ---------     ---------     ---------     ---------
Net asset value,
  beginning of period....     $  10.68      $  12.47      $  13.42      $  12.54      $  12.76
                              --------      --------      --------      --------      --------
Income (loss) from
  investment operations:
  Net investment
    income...............         0.06*         0.09          0.07*         0.14*         0.22
  Net realized and
    unrealized gain
    (loss)...............        (0.87)        (0.54)         0.27          1.09          0.78
                              --------      --------      --------      --------      --------
    Total income (loss)
      from investment
      operations.........        (0.81)        (0.45)         0.34          1.23          1.00
                              --------      --------      --------      --------      --------
Less distributions:
  Distributions from net
    investment income....        (0.06)        (0.02)        (0.08)        (0.17)        (0.17)
  Distributions from net
    realized gains.......        (0.34)        (1.32)        (1.21)        (0.18)        (1.05)
                              --------      --------      --------      --------      --------
    Total
      distributions......        (0.40)        (1.34)        (1.29)        (0.35)        (1.22)
                              --------      --------      --------      --------      --------
Net asset value, end of
  period.................     $   9.47      $  10.68      $  12.47      $  13.42      $  12.54
                              ========      ========      ========      ========      ========
Total return+............      (7.71)%       (4.07)%         2.69%        10.14%         8.99%
                              ========      ========      ========      ========      ========
Ratios/Supplemental data:
Net assets, end of period
  (in 000s)..............     $ 40,714      $ 49,306      $ 40,538      $ 42,106      $ 22,724
Ratio of expenses to
  average net assets:
  Before expense
    reimbursement and
    earnings credits.....        1.19%         1.12%         1.08%         1.05%         1.02%
  After expense
    reimbursement and
    earnings credits.....        1.00%         1.00%         1.00%         1.00%         1.00%
Ratio of net investment
  income to average net
  assets:
  Before expense
    reimbursement and
    earnings credits.....        0.45%         0.90%         0.48%         1.05%         1.29%
  After expense
    reimbursement and
    earnings credits.....        0.64%         1.02%         0.56%         1.10%         1.31%
Portfolio turnover
  rate...................         117%           81%          111%           86%           46%

  * The net investment income per share data was determined by using average shares outstanding throughout the period.
  +  Class Y does not have sales charges.

--------------------------------------------------------------------------------
26                                                   UBS Global Asset Management

If you want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

You may discuss your questions about the Fund by contacting your investment professional. You may obtain free copies of the Fund's annual and semi-annual reports and the SAI by contacting the Fund directly at 1-800-647-1568.

You may review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get copies of reports and other information about the Fund:

- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet website at: http://www.sec.gov

[UBS GLOBAL ASSET MANAGEMENT LOGO]

  UBS Global
  Equity Fund
   Prospectus

The UBS Funds
Investment Company Act File No. 811-6637